Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

SERVICESOURCE INTERNATIONAL, INC.

and the SHAREHOLDERS named herein

Dated: November 13, 2014

i

ii

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of November 13, 2014, by and among ServiceSource International, Inc., a Delaware corporation (the "Company"), and the shareholders that are party to this Agreement from time to time, as set forth on the signature pages hereto (each, a "Designated Shareholder").

WHEREAS, the parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Registrable Securities (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  Definitions and Interpretation.

    Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

    "Affiliate" means, with respect to a Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

    "Agreement" means this Registration Rights Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

    "Altai" means Altai Capital Management, L.P. and its Affiliates, including Altai Capital Master Fund, Ltd.

    "Approved Underwriter" has the meaning set forth in Section 3(f) hereof.

    "Automatic Shelf Registration Statement" means an "automatic shelf registration statement" as defined in Rule 405 promulgated under the Securities Act.

    "Board of Directors" means the Board of Directors of the Company (or any duly authorized committee thereof).

    "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

    "Closing Price" means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b), if the Registrable Securities are not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market LLC or such other system then in use; or (c) if on any such date the Registrable Securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Registrable Securities selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors. If trading is conducted on a continuous basis on any exchange, then the closing price shall be as set forth at 4:00 P.M. New York City time.

    "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

    "Common Stock" means (i) the common stock, par value $0.0001 per share, of the Company, (ii) any other common stock of the Company, (iii) any securities of the Company or any successor or assign of the Company into which such stock described in clauses (i) and (ii) is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise or (iv) any securities received as a dividend or distribution in respect of the securities described in clauses (i), (ii), and (iii) above.

    "Company" has the meaning set forth in the preamble to this Agreement.

    "Company Underwriter" has the meaning set forth in Section 4(a) hereof.

    "Demand Registration" has the meaning set forth in Section 3(a) hereof.

    "Designated Shareholder" has the meaning set forth in the preamble to this Agreement.

    "Designated Shareholders' Counsel" has the meaning set forth in Section 6(a)(i) hereof.

    "Disclosure Package" means, with respect to any offering of Registrable Securities, (i) the preliminary Prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

    "End of Suspension Notice" has the meaning set forth in Section 3(i) hereof.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

    "FINRA" means the Financial Industry Regulatory Authority.

    "Free Writing Prospectus" means any "free writing prospectus" as defined in Rule 405 promulgated under the Securities Act.

    "Incidental Registration" has the meaning set forth in Section 4(a) hereof.

    "Indemnified Party" has the meaning set forth in Section 7(c) hereof.

    "Indemnifying Party" has the meaning set forth in Section 9(c) hereof.

    "Initiating Holders" means, at any time, the Majority Designated Shareholders.

    "Inspector" has the meaning set forth in Section 6(a)(i) hereof.

    "Liability" has the meaning set forth in Section 7(a) hereof.

    "Long-Form Registration" has the meaning set forth in Section 3(a) hereof.

    "Majority Designated Shareholders" means beneficial owners of Registrable Securities representing more than 50% of the total number of outstanding Registrable Securities.

    "Majority Initiating Holders" means Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders.

    "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty days on which the national securities exchanges are open for trading; provided, however, that if the Closing Price is determined pursuant to clause (d) of the definition of Closing Price, the "Market Price" means such Closing Price on the date of determination.

    "Permitted Assignee" means, with respect to any Person, to the extent applicable, (i)  a corporation, partnership or limited liability company, a majority of the beneficial interests of which shall be held by such Person and/or such Person's Affiliates and (ii) any Affiliate of such Person.

    "Permitted Withdrawal" has the meaning set forth in Section 3(g) hereof.

    "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

    "Prospectus" means the prospectus related to any Registration Statement (including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 430A, 430B or 430C under the Securities Act, as amended or supplemented by any amendment or prospectus supplement), including post-effective amendments, and all materials incorporated by reference in such prospectus.

    "Records" has the meaning set forth in Section 6(a)(viii) hereof.

    "Registrable Securities" means, subject to Section 2(b) and Section 2(d)(i) hereof, any and all shares of Common Stock now or hereafter owned by the Designated Shareholders.

    "Registration Expenses" has the meaning set forth in Section 6(d) hereof.

    "Registration Statement" means a registration statement filed pursuant to the Securities Act.

    "Resale Shelf" has the meaning set forth in Section 3(a) hereof.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

    "Short-Form Registration" has the meaning set forth in Section 3(a) hereof.

    "Special Registration Statement" shall mean (i) a registration statement relating to any employee benefit plan (including a registration statement on Form S-8 or any successor form thereto), (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction (including a registration statement on Form S-4 or any successor form thereto), (iii) a registration statement related to non-convertible debt securities, (iv) a registration statement related to stock issued upon conversion of debt securities or (v) any other registration that does not include substantially the same categories of information as would be required to be included in a registration statement covering the sale of Registrable Securities.

    "Specified Period" means, with regard to the period after the effective date of a Registration Statement for an offering, thirty (30) days; provided, that if (i) the Company issues an earnings release or other material news or a material event relating to the Company and its subsidiaries occurs during the last seventeen (17) days of such period or (ii) prior to the expiration of such period, the Company announces that it will release earnings results during the sixteen (16) day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with NASD Rule 2711(f)(4), such period shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be.

    "Suspension Notice" has the meaning set forth in Section 3(i) hereof.

    "Underwritten Offering" of securities means a public offering of such securities registered under the Securities Act in which an underwriter, placement agent or other intermediary participates in the distribution of such securities.

    "Valid Business Reason" has the meaning set forth in Section 3(h)(iv).

    Interpretation. Unless otherwise noted:

      All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

      All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

      All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

      All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

  General; Securities Subject to this Agreement.

    Grant of Rights . The Company hereby grants registration rights to the Designated Shareholders upon the terms and conditions set forth in this Agreement.

    Registrable Securities . For the purposes of this Agreement, Registrable Securities held by any Designated Shareholder will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities held by any Designated Shareholder may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company and the Majority Designated Shareholders, each in their reasonable judgment, without any limitation as to volume or manner of sale pursuant to Rule 144 promulgated under the Securities Act, (iii) the Registrable Securities beneficially owned (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) by such Designated Shareholder together with its Affiliates represents less than 1% of the outstanding shares of Common Stock or (iv) they have ceased to be outstanding.

    Holders of Registrable Securities . A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

    Transfer of Registration Rights .

      Each Designated Shareholder may transfer Registrable Securities with the associated registration rights under this Agreement (including transfers occurring by operation of law or by reason of intestacy) to a Permitted Assignee only if such Permitted Assignee agrees in writing to be bound as a Designated Shareholder by the provisions of this Agreement, such agreement being substantially in the form of Annex A hereto.

      Subject to Section 2(b) hereof, if a Designated Shareholder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, the Designated Shareholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Designated Shareholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Designated Shareholder shall have no further rights or obligations under this Agreement, except under Section 7 hereof in respect of offerings in which it participated.

  Demand Registration .

    Request for Demand Registration . Subject to the conditions of this Section 3(a), if the Company shall receive a written request from the Initiating Holders on one or more occasions that the Company file a registration statement under the Securities Act, on Form S-1 ("Long-Form Registration"), Form S-3 ("Short-Form Registration"), or any successor form thereto (any such registration, a "Demand Registration"), covering the registration of shares of Common Stock, then the Company shall, as expeditiously as reasonably possible and subject to Section 9(b), effect the registration under the Securities Act of all Registrable Securities that the Initiating Holders have requested to be registered; provided, that for any registration pursuant to this Section 3(a), the aggregate market value (calculated based upon the Market Price of the Registrable Securities on the date on which the Company receives the written request for such registration) of the Registrable Securities to be registered (or included in a takedown from a Resale Shelf involving an Underwritten Offering) must be at least $15 million as of the date of the request for such registration or takedown (or at least $5 million as of the date of such request, calculated based upon the Market Price of the Registrable Securities on such date, in the event that the Registrable Securities to be registered (or included in a takedown from a Resale Shelf involving an Underwritten Offering) constitute all Registrable Securities as of the date of such request). At any time when the Company is eligible to file a registration statement on Form S-3 for a secondary offering of equity securities pursuant to Rule 415 under the Securities Act (a "Resale Shelf"), any registration statement requested pursuant to this Agreement shall be made as a Resale Shelf. Following the effectiveness of a Resale Shelf, any resale of shares of Common Stock pursuant to this Agreement shall be in the form of a "takedown" from such Resale Shelf rather than a separate registration statement. Each Designated Shareholder agrees that, except as required by applicable law, such Designated Shareholder shall treat as confidential the submission of a request for registration and shall not disclose or use the information contained in such request without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Designated Shareholder in breach of the terms of this Agreement.

    Limitations . The Initiating Holders shall be entitled to only up to one (1) Long-Form Registration (provided that the Initiating Holders shall only be entitled to request such Long-Form Registration at a time when the Company is not eligible to file a registration statement on Form S-3 for a secondary offering of equity securities) and up to four (4) Short-Form Registrations (including takedowns from a Resale Shelf involving an Underwritten Offering, but not including any other takedowns from a Resale Shelf, which shall be unlimited) pursuant to this Section 3; provided, however, that if the number of shares of Registrable Securities requested by the Initiating Holders to be included in either a Short-Form Registration or a Long-Form Registration is reduced by more than 20% below that number requested by the Initiating Holders pursuant to Section 3(f), such registration shall not count against the limits set forth in this Section 3(b).

    Effective Demand Registration . Subject to Section 3(a), the Company shall use its reasonable best efforts to file a Registration Statement relating to a Demand Registration and to cause such Registration Statement to become effective as promptly as practicable but in no event later than one hundred twenty (120) days after it receives a request under Section 3(a) hereof, subject to Section 9(b), and to remain continuously effective for the lesser of (i) the period during which all Registrable Securities registered in such Demand Registration are sold or (ii) one hundred twenty (120) days.

    Expenses . Except as provided in Section 3(g) or 6(d) hereof, the Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective; provided, however, that the Designated Shareholders participating in such registration shall pay their respective pro rata portion (based on their respective portion of the total Registrable Securities included in such registration) of the cost of preparing a Resale Shelf pursuant to Section 3(a) (which, for the avoidance of doubt, shall exclude the cost of preparing any document incorporated by reference in such Resale Shelf and any update to the Shelf Registration in connection with the Company's compliance with Section 6(a)(v) and (vi)).

    Underwriting Procedures . If the Majority Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause the offering made pursuant to a Demand Registration pursuant to this Section 3 to be in the form of a firm commitment Underwritten Offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f) hereof. In connection with any Demand Registration under this Section 3 involving an Underwritten Offering, none of the Registrable Securities held by any Designated Shareholder making a request for inclusion of such Registrable Securities pursuant to Section 3(a) hereof shall be included in such Underwritten Offering unless such Designated Shareholder accepts the terms of the offering as agreed upon by the Company, the Majority Initiating Holders and the Approved Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the Registrable Securities in such offering, then the Company shall include in such Demand Registration, to the extent of the amount that the Approved Underwriter believes may be sold without causing such material adverse effect, first, such number of Registrable Securities of the Designated Shareholders participating in the offering under Section 3(a) hereof, subject to Section 9(b), which Registrable Securities shall be allocated pro rata among such Designated Shareholders participating in the offering, based on the number of Registrable Securities held by each such Designated Shareholder, second, any other securities of the Company requested by holders thereof to be included in such registration, pro rata among such other holders based on the number of securities held by each such holder, and third, securities offered by the Company for its own account.

    Selection of Underwriters . If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, the Initiating Holders shall so advise the Company as part of such request made pursuant to Section 3(a). In such case, the Company and the Initiating Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Majority Initiating Holders participating in the offering and the Company (such underwriter or underwriters, collectively, the "Approved Underwriter").

    Withdrawal by the Initiating Holders . The Majority Initiating Holders shall be entitled to withdraw or revoke a request for a Demand Registration without the prior written consent of the Company if (i) such withdrawal or revocation is as a result of facts or circumstances arising after the date on which a request for a Demand Registration was made and the Majority Initiating Holders reasonably determine that participation in such registration would have a material adverse effect on the Initiating Holders, (ii) the Closing Price is more than 20% lower than the Closing Price on the date the Initiating Holders requested such Demand Registration or (iii) the Initiating Holders agree to pay all fees and expenses incurred by the Company in connection with such withdrawn registration (each, a "Permitted Withdrawal"). If a Permitted Withdrawal occurs under clauses (i) or (ii) above, the related Demand Registration shall be counted as a Demand Registration for purposes of Section 3(a) hereof, and if a Permitted Withdrawal occurs under clause (iii) above, the related Demand Registration shall not be counted as a Demand Registration for purposes of Section 3(a) hereof. Any Permitted Withdrawal shall constitute and effect an automatic withdrawal by all other Initiating Holders and any other Designated Shareholder participating in such Demand Registration pursuant to the provisions of Section 4 hereof.

    Withdrawal by the Company . The Company shall not be required to effect a registration, or a takedown from a Resale Shelf (which, solely in the case of clauses (ii), (iv) and (v) below, involves an Underwritten Offering), pursuant to this Section 3:

      prior to the expiration of the Specified Period;

      within one hundred and eighty (180) days after the Company has effected a registration, or a takedown from a Resale Shelf involving an Underwritten Offering pursuant to this Agreement and such registration has been declared or ordered effective or such takedown from a Resale Shelf shall have been completed;

      if, within five (5) days of receipt of a written request from the Initiating Holders pursuant to this Section 3, the Company acting in good faith gives notice to the Initiating Holders of the Company's intention to file a registration statement within ninety (90) days, other than pursuant to a Special Registration Statement; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

      if, in the good faith judgment of the Board of Directors, as certified in writing by the Chairman of the Board of Directors or the Chief Executive Officer of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time (including without limitation if such registration statement would materially adversely affect any proposal or plan of the Company or its subsidiaries to engage in any material acquisition of assets or stock or any merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company or its subsidiaries) (a "Valid Business Reason"), in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, that such ninety (90) day period may be extended for an additional thirty (30) days with the consent of the Majority Initiating Holders requesting the registration, which consent shall not be unreasonably withheld; provided, further, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

      more than twice in any twelve (12) month period.

    Suspension . The Company may suspend the use of a prospectus that is part of a Resale Shelf for up to sixty (60) days in the circumstances specified in Section 3(h)(iv) upon delivering to the Initiating Holders the certificate specified in Section 3(h)(iv) (a "Suspension Notice"); provided, that such sixty (60) day period may be extended for an additional sixty (60) days with the consent of the Initiating Holders, which consent shall not be unreasonably withheld; provided, further, that such suspension right shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to such Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf following further written notice to such effect (an "End of Suspension Notice") from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this Section 3(i) to be concluded as promptly as reasonably practicable.

    Confidentiality . Each Designated Shareholder agrees that, except as required by applicable law, regulation or the rules of any national securities exchange, such Designated Shareholder shall treat as confidential the receipt of any notice pursuant to Section 3(h)(iv) or any Suspension Notice and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Designated Shareholder in breach of the terms of this Agreement.

  Incidental or "Piggy-Back" Registration .

    Request for Incidental or "Piggy-Back" Registration . For so long as any Designated Shareholder holds Registrable Securities, the Company shall notify the Designated Shareholder in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of equity securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements and any registration statement filed pursuant to a demand under Section 3), which notice shall describe the proposed registration and distribution and offer such Designated Shareholders the opportunity to register the number of Registrable Securities that each such Designated Shareholder may request (an "Incidental Registration"). If a Designated Shareholder desires to include in any such public offering all or any part of the Registrable Securities held by it, such Designated Shareholder shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by the Designated Shareholder. The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters in the case of a proposed Underwritten Offering (the "Company Underwriter") to permit each

    Designated Shareholder who has requested in writing to participate in the Incidental Registration pursuant to this Section 4(a) to include the number of such Designated Shareholder's Registrable Securities indicated by such Designated Shareholder in such offering on the same terms and conditions as the Common Stock of the Company or the account of such other shareholder, as the case may be, included therein. If the Designated Shareholder decides not to include all of its Registrable Securities in any public offering thereafter filed by the Company, such Designated Shareholder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent public offering or public offerings as may be made by the Company, all upon the terms and conditions set forth herein. Any withdrawal of the Registration Statement by the Company for any reason shall constitute and effect an automatic withdrawal of any Incidental Registration related thereto. In connection with any Incidental Registration under this Section 4(a) involving an Underwritten Offering, the Company shall not be required to include any Registrable Securities in such Underwritten Offering unless the Designated Shareholders thereof accept the terms of the Underwritten Offering as agreed upon between the Company, such other shareholders, if any, and the Company Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below. If the Company Underwriter determines that the aggregate amount of the securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the securities in such offering, then the Company shall include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such material adverse effect, first, all of the securities to be offered for the account of the Company, in the case of a Company initiated Incidental Registration, or the shareholders who have requested such Incidental Registration, in the case of a shareholder-initiated Incidental Registration, second, any Registrable Securities and any other shares of Common Stock requested by holders thereof (including the Designated Shareholders) to be included in such registration, pro rata among the Designated Shareholders and such other holders based on the number of securities held by each such holder, and third, all of the securities to be offered for the account of the Company, in the case of a shareholder-initiated Incidental Registration. The Company shall have the right to terminate or withdraw any public offering initiated by it under this Section 4 whether or not a Designated Shareholder has elected to include securities in such public offering, and shall promptly notify the Designated Shareholders (if any has elected to include shares in such public offering) of such termination or withdrawal.

    Underwriting Procedures . If the public offering of which the Company gives notice under this Section 4 is for an Underwritten Offering, the Company shall so advise the Designated Shareholders. In such event, the right of a Designated Shareholder to include Registrable Securities in a public offering pursuant to this Section 4 shall be conditioned upon its participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. Each of the Company and such Designated Shareholder shall enter into an underwriting agreement in customary form with the Approved Underwriter.

    Expenses . Except as provided in Section 6(d) hereof, the Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

  Holdback Agreements.

    Restrictions on Public Sale by Designated Shareholders .

      To the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an Underwritten Offering, each Designated Shareholder agrees (x) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any successor rule or regulation) promulgated under the Securities Act, or offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of, any Registrable Securities and (y) except as otherwise consented to by the Company, not to make any request for a Demand Registration under this Agreement, in each case, during the Specified Period following the effective date of such Registration Statement, except in each case as part of such Underwritten Offering.

      The Designated Shareholders hereby agree that they shall act in good faith with respect to the restrictions set forth in this Section 5(a) and shall take no action or omit to take any action with the intention of circumventing or evading the restrictions applicable to them under this Section 5(a).

    Restrictions on Public Sale by the Company . Unless the Company shall have received the prior written consent of the Majority Designated Shareholders, the Company agrees not to (i) effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8), (ii) file any Registration Statements relating to the registration of securities for the Company's account (except pursuant to registrations on Form S-4 or S-8), or (iii) make any public announcements related to clause (i) or (ii), in each case, during the period beginning on the effective date of any Registration Statement relating to a registration in which the Designated Shareholders of Registrable Securities are participating and ending on the earlier of (x) the date on which all Registrable Securities registered on such Registration Statement are sold and (y) the Specified Period after the effective date of such Registration Statement (except as part of such registration).

  Registration Procedures .

    Obligations of the Company . Whenever registration of Registrable Securities has been requested or required pursuant to Section 3 or Section 4 hereof, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as expeditiously as reasonably possible and subject to Section 9(b), and in connection with any such request, the Company shall:

      as expeditiously as reasonably possible, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or before using any Free Writing Prospectus, the Company shall provide one firm of legal counsel selected by the Designated Shareholders holding a majority of the Registrable Securities being registered in such registration ("Designated Shareholders' Counsel"), any managing underwriter or broker/dealer participating in any disposition of such Registrable Securities pursuant to a Registration Statement and any attorney retained by any such managing underwriter or broker/dealer (each, an "Inspector" and collectively, the "Inspectors") with an adequate and appropriate opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Designated Shareholders' Counsel and each seller of Registrable Securities pursuant to such Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      use its commercially reasonable efforts to, as expeditiously as reasonably possible, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) one hundred twenty (120) days (or, in the case of a Short-Form Registration, two years from the effective date of the Registration Statement if such Registration Statement is filed pursuant to Rule 415 promulgated under the Securities Act) and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (or, if such Registration Statement is an Automatic Shelf Registration Statement, on the second anniversary of the date of filing of such Automatic Shelf Registration Statement); and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

      as expeditiously as reasonably possible, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary Prospectus), any Prospectus filed under Rule 424 under the Securities Act and any Free Writing Prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      use its commercially reasonable efforts to, as expeditiously as reasonably possible, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

      as expeditiously as reasonably possible following its actual knowledge thereof, notify each seller of Registrable Securities: (A) when a Prospectus, any Prospectus supplement, any Free Writing Prospectus, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement, related Prospectus or Free Writing Prospectus or for additional information; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (D) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related Prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement, Prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (E) of the determination by the Company that a post-effective amendment to a registration statement is necessary or advisable;

      use its commercially reasonable efforts to, as expeditiously as reasonably possible, upon the occurrence of any event contemplated by Section 6(a)(v)(D) hereof or, subject to Section 3(a) hereof, the existence of a Valid Business Reason, as promptly as practicable, prepare a supplement or amendment to such Registration Statement, related Prospectus or Free Writing Prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to, or amendment of, such Registration Statement, Prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      enter into and perform customary agreements (including an underwriting agreement in customary form (including customary indemnification provisions) with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4 hereof, as the case may be) and take such other commercially reasonable actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and shall provide all reasonable cooperation, including causing its appropriate officers to attend and participate in "road shows" and other information meetings organized by the Approved Underwriter or Company Underwriter;

      make available at reasonable times for inspection by any Inspector all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the Company's independent registered public accounting firm, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non- confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, promptly give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

      if such sale is pursuant to an Underwritten Offering, obtain a "cold comfort" letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent registered public accounting firm in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter reasonably requests;

      furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion with respect to legal matters and a negative assurance letter with respect to disclosure matters, each dated such date, of and from counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such matters with respect to the registration in respect of which such opinion and letter are being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions and letters;

      with respect to each free writing prospectus or other materials to be included in a Disclosure Package, ensure that no Registrable Securities be sold "by means of" (as defined in Rule 159A(b) promulgated under the Securities Act) such free writing prospectus or other materials without the prior written consent of the holders of the Registrable Securities covered by such Registration Statement, which free writing prospectuses or other materials shall be subject to the review of such holders' counsel;

      comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen months after the effective date of the Registration Statement, an earnings statement covering a period of twelve months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act;

      cause any shares of Common Stock included in the Registration Statement to be listed on each securities exchange on which the Common Stock is then listed; provided, that the applicable listing requirements are satisfied;

      cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

      in a timely manner, provide Designated Shareholders' Counsel with all material correspondence with the Commission in connection with any such registration statement;

      take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby and reasonably cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto;

      within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filings of all Prospectuses and Free Writing Prospectuses with the Commission; and

      within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby).

    Seller Requirements . In connection with any offering under any Registration Statement under this Agreement, each Designated Shareholder (i) shall promptly furnish to the Company in writing such information with respect to such Designated Shareholder and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Shareholder not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Designated Shareholder necessary in order to make the statements therein not misleading; (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities; and (iii) shall not use any Free Writing Prospectus without the prior written consent of the Company. If any seller of Registrable Securities fails to provide such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities in a timely manner after written request therefor, the Company may exclude such seller's Registrable Securities from a registration under Section 3 or Section 4 hereof.

    Notice to Discontinue . Each Designated Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v)(D) hereof or, subject to Section 3(a) hereof, the existence of Valid Business Reason, such Designated Shareholder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Shareholder's receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 6(a)(vi) hereof (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the Prospectus or Free Writing Prospectus is once again permitted) and, if so directed by the Company, such Designated Shareholder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Shareholder's possession, of the Prospectus or Free Writing Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v)(D) hereof to and including the date when sellers of such

    Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 6(a)(v) hereof (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the Prospectus or Free Writing Prospectus is once again permitted).

    Registration Expenses . Except as provided in Section 3(d), the Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and FINRA registration (including any counsel retained in connection with FINRA registration) and filing fees, (ii) all fees and expenses incurred in complying with state securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses and (iv) the fees, charges and expenses of counsel to the Company and of its independent registered public accounting firm and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification). All of the expenses described in the preceding sentence of this Section 6(d) are referred to herein as "Registration Expenses." The Designated Shareholders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to the registration and sale of such Designated Shareholders' Registrable Securities and shall bear the fees and expenses of their own counsel.

  Indemnification; Contribution .

    Indemnification by the Company . The Company agrees to indemnify and hold harmless each Designated Shareholder, its partners, directors, officers, Affiliates, members, employees and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Shareholder from and against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys' fees and expenses) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon (a) any untrue, or allegedly untrue, statement of a material fact contained in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto; and (b) the omission or alleged omission to state in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made; provided, however, that the Company shall not be held liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto in reliance upon and in conformity with information concerning such Designated Shareholder furnished in writing to the Company by or on behalf of such Designated Shareholder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Sections 6(b) and 7(b) hereof.

    Indemnification by Designated Shareholders . In connection with any offering in which a Designated Shareholder is participating pursuant to Section 3 or Section 4 hereof, such Designated Shareholder agrees severally to indemnify and hold harmless the Company, the other Designated Shareholders, any underwriter retained by the Company and each Person who controls the Company, the other Designated Shareholders or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Shareholders (including indemnification of their respective partners, directors, officers, Affiliates, members, employees and controlling Persons), but only to the extent that Liabilities arise out of or are based upon a statement or alleged statement or an omission or alleged omission that was made in reliance upon and in conformity with information with respect to such Designated Shareholder furnished in writing to the Company by or on behalf of such Designated Shareholder expressly for use in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto, including, without limitation, the information furnished to the Company pursuant to Section 6(b) hereof; provided, however, that the total amount to be indemnified by such Designated Shareholder pursuant to this Section 7(b) shall be limited to the net proceeds (after deducting any underwriters' discounts and commissions) received by such Designated Shareholders in the offering to which such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto relates.

    Conduct of Indemnification Proceedings . Any Person entitled to indemnification or contribution hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. Each Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable and documented out-of-pocket fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonable and documented out-of-pocket fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such reasonable and documented out-of-pocket fees and expenses shall be reimbursed as incurred. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

    Contribution . If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold harmless an Indemnified Party in respect of any Liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c) hereof, any reasonable and documented out-of-pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by any Designated Shareholder shall be limited to the net proceeds (after deducting any underwriters' discounts and commissions) received by such Designated Shareholder in the offering.

  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

  Required Reports and Rule 144 . The Company covenants that it shall (i) use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and (ii) take such action as may be required from time to time to enable such Designated Shareholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Shareholder, deliver to such Designated Shareholder a written statement as to whether it has complied with such requirements.

  Miscellaneous .

    Stock Splits, etc. The provisions of this Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations recapitalizations and the like occurring after the date hereof.

    No Inconsistent Agreements . The Company hereby represents and warrants that it has not previously entered into any agreement granting registration rights to any Person that would restrict the exercise by the Designated Shareholders of the rights granted to them herein (it being understood that exercises of demand registrations pursuant to this Agreement may be subject to piggyback registration rights granted pursuant to registration rights agreements filed by the Company pursuant to the Exchange Act prior to the date hereof). The Company shall not enter into any future registration rights agreement that would restrict the exercise by the Designated Shareholders of the rights granted to them herein.

    Remedies . The Designated Shareholders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

    Amendments and Waivers . Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and Majority Designated Shareholders; provided, however, that no amendment, modification, supplement, waiver or consent to depart from the provisions hereof shall be effective if such amendment, modification, supplement, waiver or consent to depart from the provisions hereof materially and adversely affects the substantive rights or obligations of one Designated Shareholder, or group of Designated Shareholders, without a similar and proportionate effect on the substantive rights or obligations of all Designated Shareholders, unless each such disproportionately affected Designated Shareholder consents in writing thereto.

    Notices . All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopy, electronic transmission, courier service or personal delivery:

      If to the Company:

      ServiceSource International, Inc.
      634 Second Street
      San Francisco, CA 94107

      Attention: General Counsel

      with a copy (which shall not constitute notice) to:

      Wilson Sonsini Goodrich & Rosati
      Professional Corporation
      1301 Avenue of the Americas, 40th Floor
      New York, NY 10019
      Attn: Warren S. de Wied
      email: wdewied@wsgr.com

      and

      Wilson Sonsini Goodrich & Rosati
      Professional Corporation
      650 Page Mill Road
      Palo Alto, CA 94304
      Attn: Tony Jeffries
      Michael Coke
      email: ajeffries@wsgr.com
      mcoke@wsgr.com

      If to Altai or its Affiliates:

      Altai Capital Management, L.P.
      152 West 57th Street, 10th Floor
      New York, NY 10019
      Facsimile: 800-642-2526
      Attention: Toby E. Symonds

      with a copy (which shall not constitute notice) to:

      Paul, Weiss, Rifkind, Wharton & Garrison LLP
      1285 Avenue of the Americas
      New York, New York 10019-6064
      Facsimile: (212) 757-3990
      Attention: Steven J. Williams
      Raphael M. Russo

      If to any Designated Shareholder (other than Altai or its Affiliates), at its address as it appears in the books and records of the Company.

    All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied, or electronically transmitted. Any party may by notice given in accordance with this Section 9(e) designate another address or Person for receipt of notices hereunder.

    Permitted Assignees; Third Party Beneficiaries . This Agreement shall inure to the benefit of and be binding upon the permitted assignees of the parties hereto as provided in Section 2(d) hereof. Except as provided in Section 7 hereof, no Person other than the parties hereto and their permitted assignees is intended to be a beneficiary of this Agreement.

    Counterparts . This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    Headings . The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    GOVERNING LAW . THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

    Jurisdiction . Any action or proceeding against any party hereto relating in any way to this Agreement or the transactions contemplated hereby may be brought and enforced in the federal or state courts in the State of Delaware, and each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. Each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such person or entity at the address for such person or entity set forth in Section 9(e) hereof of this Agreement or such other address such person or entity shall notify the other in writing. The foregoing shall not limit the right of any person or entity to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

    Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Agreement or the transactions contemplated hereby in any court located in the State of Delaware or located in any other jurisdiction chosen by the Company in accordance with Section 9(e) hereof. Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any claim that a court located in the State of Delaware is not a convenient forum for any such action or proceeding.

    Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which he might otherwise be entitled in any action or proceeding relating in any way to this Agreement or the transactions contemplated hereby in the courts of the State of Delaware, of the United States or of any other country or jurisdiction, and hereby waives any right he might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

    WAIVER OF JURY TRIAL . EACH PARTY, ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    Severability . If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

    Rules of Construction . Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

    Entire Agreement . This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

    Further Assurances . Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

    Other Agreements . Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

SERVICESOURCE INTERNATIONAL, INC.

By: /s/ Ashley Fieglein Johnson
Name: Ashley Fieglein Johnson
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

ALTAI CAPITAL MASTER FUND, LTD.

By: Altai Capital Management, L.P. as Investment Adviser

By: /s/ Toby E. Symonds
Name: Toby E. Symonds
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Annex A

[Name and Address of Transferee]

________
[Address]

[Name and Address of Transferor]

________, 20__

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of November 13, 2014 (the "Registration Rights Agreement"), by and among ServiceSource International, Inc., a Delaware corporation, and the certain shareholders named therein. All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Registration Rights Agreement.

In connection with the transfer by [Name of Transferor] of Registrable Securities with associated registration rights under the Registration Rights Agreement to [Name of Transferee] as transferee (the "Transferee"), the Transferee hereby agrees to be bound as a Designated Shareholder by the provisions of the Registration Rights Agreement as provided under Section 2(d)(i) thereto.

This consent shall be governed by Delaware law.

Yours sincerely,

[Name of Transferee]

By: ______________________
Name:
Title: